UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2020
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue	60611
Suite 2700
Chicago
Illinois
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 14, 2020, the Human Capital Committee of the board of directors of R1 RCM Inc. (the “Company”) approved a new form of performance-based restricted stock unit award agreement (the “Award Agreement”) for the granting of performance-based restricted stock units (“PBRSUs”) pursuant to the Company’s Second Amended and Restated 2010 Stock Incentive Plan (the “Plan”). The Award Agreement provides that the issuance of shares of the Company’s common stock pursuant to the PBRSUs will be subject to both a time-based vesting condition and a performance-based vesting condition. The time-based vesting condition will be satisfied on the earlier of a date specified in the Award Agreement and the date of a qualifying change of control (the “Performance Measurement Date”), subject to the recipient not having ceased to perform services for the Company, other than in the case of a Good Leaver Termination (as defined in the Award Agreement). The performance-based vesting condition will be satisfied based upon achievement by the Company of certain Cumulative Adjusted EBITDA and End-to-End RCM Agreement Growth targets, as such terms are defined in the Award Agreement, measured at the Performance Measurement Date. The number of shares earned will be based upon the level of achievement of the performance-based vesting condition, and may be below the target number of shares or above the target number of shares subject to the PBRSUs, depending on the levels of performance, with interpolation between the specified threshold and target, and target and maximum, levels of performance. If a recipient ceases to perform services for the Company for any reason (other than in the case of a Good Leaver Termination), all PBRSUs granted to such recipient that are unvested will be forfeited. The foregoing description is qualified in its entirety by reference to the Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 12, 2016 and is incorporated by reference herein, and the form of Award Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	10.1	Form of Grant of Performance-Based Restricted Stock Unit Awards Agreement
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 15, 2020

R1 RCM Inc.

		By:	/s/ Rachel Wilson

Rachel Wilson
Chief Financial Officer